Exhibit 10-31

ROCHESTER GAS AND ELECTRIC CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PROGRAM

Amendment No. 2

          Pursuant to Article Six, the Plan is hereby amended, effective as of May 1, 2002, by adding to the end of Section 4.1 the following new paragraph:

          For each Employee listed in Appendix B, the lump sum value of the amount of the benefit determined under the preceding provisions of this Section 4.1 shall be increased by the lump sum amount shown on Appendix B. This additional benefit shall be paid in the same form and under the same terms and conditions as the basic benefit payable under this Section 4.1.

          IN WITNESS WHEREOF, the Company has caused this Plan Amendment to be executed by its duly authorized officer this 19th day of June, 2002.

ROCHESTER GAS AND
ELECTRIC CORPORATION

By:    s/  David C. Heiligman

Title: Vice President and Corporate Secretary

APPENDIX B

Section 4.1 - Additional Benefit
Employee Name	Lump Sum Value of Additional Benefit Amount
Michael J. Bovalino	$100,000
Michael T. Tomaino	$707,000